UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 3, 2004

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction Of Incorporation)	333-115858 (Commission File Number)	74-2440850 (I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY (Address of Principal Executive Offices)		10019 (Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

No Change (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events

McKee Nelson LLP has been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-115858) in connection with various transactions.  Legal opinions by McKee Nelson LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1.

Item 9.01.

Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

CORPORATION

By:    /s/ Matthew Lewis

Name:  Matthew Lewis

Title:    Senior Vice President

Dated:  December 30, 2004

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1	Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1	Consent of McKee Nelson LLP (included in Exhibit 5.1).

Exhibits 5.1, 8.1 and 23.1

December 3, 2004

Structured Asset Securities Corporation

745 Seventh Avenue, 7th Floor

New York, New York  10019

Re:

Structured Asset Securities Corporation,

Registration Statement on Form S-3

Ladies and Gentlemen:

We have acted as counsel for Structured Asset Securities Corporation, a Delaware corporation (the “Company”), in connection with the offering of the Aames Mortgage Investment Trust 2004-1 Mortgage Backed Notes, Series 2004-1 (the “Notes”).  A Registration Statement of the Company on Form S-3 relating to the Notes (Commission File No. 333-115858) has been filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”) and was declared effective on June 21, 2004.  As set forth in the prospectus dated November 19, 2004, as supplemented by a prospectus supplement dated November 24, 2004 (the “Base Prospectus” and the “Prospectus Supplement,” respectively), the Notes will be issued under and pursuant to the conditions of an indenture dated as of November 1, 2004 (the “Indenture”), by and between Aames Mortgage Investment Trust 2004-1, a Delaware statutory trust (the “Issuer” or the “Trust”), Wells Fargo Bank, N.A., as trust administrator (the “Trust Administrator”) and Deutsche Bank National Trust Company, as indenture trustee (the “Indenture Trustee”).

Pursuant to a trust agreement dated as of December 1, 2004 between Wilmington Trust Company, as owner trustee (the “Owner Trustee”) and the Depositor, as amended and restated as of December 3, 2004 (the “Trust Agreement”), among the Depositor, the Trust Administrator and Wilmington Trust Company, as owner trustee (the “Owner Trustee”), the Issuer will also issue a single class of ownership certificates evidencing the equity interest in the Issuer.  The Notes will be secured primarily by first lien, adjustable rate mortgage loans and related notes and mortgages (the “Mortgage Loans”), together with certain other assets (together with the Mortgage Loans, the “Collateral”) conveyed to the Issuer and pledged under the Indenture to secure the Notes on the Closing Date.  On the Closing Date, the Depositor will have conveyed the Collateral to the Issuer pursuant to a transfer and servicing agreement dated as of November 1, 2004 (the “Transfer and Servicing Agreement”), among the Issuer, the Depositor, Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as trust administrator, the Indenture Trustee, Aames Investment Corporation, as seller (“Aames”), and Aames Capital Corporation, as servicer.

We have examined forms of the Indenture, the Trust Agreement, the Transfer and Servicing Agreement and the Notes, the Base Prospectus, the Prospectus Supplement, and originals or copies, certified or otherwise identified to our satisfaction, of such instruments, certificates, records and other documents, and have made such examination of law, as we have deemed necessary or appropriate for the purpose of this opinion.  In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies or by facsimile or other means of electronic transmission, and the authenticity of the originals of such latter documents.  As to facts relevant to the opinions expressed herein and the other statements made herein, we have relied, to the extent we have deemed appropriate, upon certificates and oral or written statements and representations of officers and other representatives of the Company and others.

In addition, with respect to the opinions set forth in subparagraphs (iii) through (v) below, we have assumed that Aames will file with its federal income tax return for its taxable year ending December 31, 2004, an election to be a REIT, that Aames has been organized in conformity with the requirements for REIT qualification set forth in the Internal Revenue Code of 1986, as amended (the “Code”), that Aames has operated and will continue to operate in a manner that enables it to qualify as a REIT, and that Aames will not undertake any action that would cause the Trust to be subject to federal income tax (collectively, the “Closing Date REIT Assumptions”).

Based upon the foregoing, we are of the opinion that:

(i)

When the Indenture has been duly and validly authorized by all necessary action on the part of the Owner Trustee on behalf of the Trust and has been duly executed and delivered by the Trust and the Indenture Trustee, and any other party thereto, the Indenture will constitute a legal, valid and binding agreement of the Trust, enforceable against the Trust in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting creditors’ rights generally and to general equitable principles (regardless of whether considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, and with respect to the rights of indemnity or contribution, as may be limited by public policy considerations.

(ii)

When the issuance and sale of the Notes have been duly authorized by all corporate action on the part of the Trust and, when duly and validly executed and authenticated in accordance with the terms of the Indenture and delivered against payment therefor pursuant to the underwriting agreement dated April 25, 2002, between the Company and Lehman Brothers, and a terms agreement dated November 24, 2004, among the Company, Lehman Brothers, Morgan Stanley & Co., Incorporated and the other underwriters named therein (such underwriting agreement, as supplemented by such terms agreement, the “Underwriting Agreement”), the Notes will be duly and validly issued and outstanding, and entitled to the benefits of the Indenture.

(iii)

The Notes, other than any Retained Notes (as defined in the Indenture), will be treated as debt for U.S. federal income tax purposes.  In addition, we are of the opinion that, if any Retained Note is subsequently sold for cash to a party unrelated to the beneficial owner of the Ownership Certificate, such Retained Note will be treated as debt for U.S. federal income tax purposes as of the date of such sale, assuming the continued accuracy all of the Closing Date REIT Assumptions, determined as of the date of such sale where appropriate, and provided that:

1.

no modifications have been made to the Transaction Documents as of the date of such sale;

2.

the Rating Agency’s rating of such Retained Note as of the date of such sale is not lower than the rating for such Retained Note as of the Closing Date; and

3.

no adverse changes have been made to (or that would adversely affect the application of) the Closing Date Legal Authorities (as defined below).

(iv)

For U.S. federal income tax purposes, the Trust will not be classified as an association taxable as a corporation or a publicly traded partnership taxable as a corporation; although the Trust will be classified as a taxable mortgage pool during the time that any Notes are outstanding, the Trust will not be subject to federal income tax during such time as long as the beneficial owner of the Ownership Certificate qualifies as a REIT, a qualified REIT Subsidiary, or a Disregarded Entity (as defined in the Trust Agreement) under the Code.

(v)

The statements contained under the caption “Material Federal Income Tax Considerations” in the Base Prospectus and the Prospectus Supplement, insofar as such statements constitute conclusions of law, are true and correct in all material respects as set forth therein.

In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal laws of the United States of America and the laws of the State of New York.

The opinions set forth in paragraphs (iii) through (v) herein are based upon the existing provisions of the Code and Treasury regulations issued or proposed thereunder, published Revenue Rulings and releases of the Internal Revenue Service and existing case law (collectively, the “Closing Date Legal Authorities”), any of which could be changed at any time.  Any such changes could be retroactive in application and could modify the legal conclusions upon which our opinions are based.  The opinions expressed herein are limited as described above, and we do not express an opinion on any other tax aspect of the transactions contemplated by the Transaction Documents or the effect of such transactions.

We hereby consent to the filing of this letter and to the references to this firm under the headings “Legal Matters” and “Material Federal Income Tax Considerations” in the Base Prospectus and Prospectus Supplement, without implying or admitting that we are “experts” within the meaning of the Securities Act or the rules and regulations of the Commission issued thereunder, with respect to any part of the Base Prospectus or the Prospectus Supplement.

Very truly yours,

/s/ McKee Nelson LLP

McKee Nelson LLP